                                                                    Exhibit 32.2

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company")
on Form 10-Q for the period ended June 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth A. Hiltz,
Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1)       The Report fully complies with the requirements of section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date:  August 8, 2003                  /s/ Kenneth A. Hiltz
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                                       Name:  Kenneth A. Hiltz
                                       Title: Chief Financial Officer